                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 24, 2001
                                                           -------------


                           CARAUSTAR INDUSTRIES, INC.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      North Carolina                     0-20646                  58-1388387
----------------------------     ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           3100 Joe Jerkins Boulevard
                           Austell, Georgia 30106-3227
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
 -------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
 -------------------------------------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.           Other Events.

                  On July 24, 2001, Caraustar Industries, Inc. issued a press release announcing its financial results for the period ended June 30, 2001. This press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7.           Exhibits.

                  Exhibit 99.1 Press Release dated July 24, 2001.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Date:  July 24, 2001


                                        CARAUSTAR INDUSTRIES, INC.

                                        By:      /s/ H. Lee Thrash, III
                                           ----------------------------------
                                                 H. Lee Thrash, III
                                                 Vice President and
                                                 Chief Financial Officer



                                       3